UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2007
Stoneridge, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9400 East Market Street Warren, Ohio	44484

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 856-2443

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 8.01 Other Events
A copy of the Company’s October 23, 2007 press release is attached as Exhibit 99.1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.
Date: October 24, 2007	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief
Financial Officer, and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

99.1	Press release dated October 23, 2007.